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                                                                 Exhibit 10.39.2

                                                                       Execution

                    LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT
                              WITH LANDLORD CONSENT

RECORDING REQUESTED BY AND              )
WHEN RECORDED, RETURN TO:               )

Bristol-Myers Squibb Pharma Company     )
Post Office Box 4000                    )
Princeton, NJ 08543                     )
Attention: Director of Real Estate      )

_______________________________________________________________________________
                                                (Space above for Recorder's use)

     THIS LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as of March 1, 2003 (the "Effective Date"), by and between DELTAGEN RESEARCH LABORATORIES, LLC, a Delaware limited liability company, f/k/a BMSPRL, L.L.C., a Delaware limited liability company, successor by conversion pursuant to Section 266 of the Delaware General Corporation Law to Bristol-Myers Squibb Pharma Research Labs, Inc., a Delaware corporation, f/k/a Dupont Pharmaceuticals Research Laboratories, Inc., a Delaware corporation, f/k/a CombiChem, Inc., a Delaware corporation, with an address in care of Deltagen, Inc., 740 Bay Road, Redwood City, CA 94063-2469, Attention: General Counsel (hereinafter referred to as "Assignor"), and BRISTOL-MYERS SQUIBB PHARMA COMPANY, a Delaware general partnership with an address at Post Office Box 4000, Princeton, NJ 08543,
Attention: Director of Real Estate (hereinafter referred to as "Assignee").

                                Recitals of Fact

     A. Assignor is the tenant under that certain Lease between Assignor, as tenant, and LMC-Executive Investment Company, LLC, a California limited liability company, as successor to both LMC-Shoreham Investment Company, LLC and Convoy Court Investment Company, LLC, both California limited liability companies, as tenants-in-common (hereinafter "Landlord"), as landlord, dated as of February 23, 1999, as supplemented by that certain Commencement Date Confirmation establishing the Commencement Date thereunder as January 24, 2000 and that certain Guaranty of Bristol-Myers Squibb Pharma Company (f/k/a Dupont Pharmaceuticals Company) effective on January 24, 2000 (hereinafter, the "Lease"), a memorandum of which is intended to be recorded in the Official Records of the San Diego County Recorder's Office in San Diego, California concurrently with the execution of this Agreement.

     B. The Lease affects certain premises more particularly described in Exhibit A to the Lease, which premises comprise a portion of the buildings and improvements located on the land described on Exhibit A to this Agreement (the premises which are the subject of the Lease are hereinafter collectively called the "Premises"; the real property of which the Premises are a part is hereinafter collectively called the "Property").

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                                                                               2

     C. Assignor desires to assign to Assignee and Assignee desires to accept an assignment from Assignor of, and to assume the obligations of tenant with respect to, the leasehold interest and other rights created under the Lease, effective as of the date of this Agreement.

                                    Agreement

     IN CONSIDERATION of the mutual covenants contained herein, the parties agree as follows:

     1. Assignment. Assignor does hereby sell, assign, transfer and set over unto Assignee all of Assignor's right, title and interest to (a) the Lease; (b) the Premises, (c) any other portion of the Property in which Assignor has any right or interest under the Lease; (d) the $191,250 Security Deposit made by the tenant under the Lease, (e) any and all furnishings, fixtures, equipment and other tangible personal property owned by Assignor and located at the Premises and (f) all incidental and appurtenant rights which Assignor may have or possess under or in connection with the Lease, the Premises or the Property. The conveyance of the property in clause (e) above is made on an "as-is" basis, without representation, warranty or recourse.

     2. Acceptance and Assumption. Assignee, for itself, its successors and assigns, hereby accepts said assignment and assumes and agrees to pay and perform all of the obligations imposed upon Assignor under the terms and conditions contained in the Lease and agrees to be bound by and to perform, fulfill and carry out all of the conditions, agreements and provisions to be performed, fulfilled and carried out by the tenant under said Lease as if Assignee were the original tenant named thereunder.

     3. Payment of Outstanding February 2003 Rent and other Charges. Assignee acknowledges and agrees that as of the Effective Date $296,422.61 of the rent and other charges (the "Outstanding Amount") due to Landlord under the Lease on February 1, 2003 have not been paid to Landlord. Assignee agrees to pay the Outstanding Amount and any applicable late fees or charges thereon to Landlord prior to or concurrently with the mutual execution and delivery of this Agreement by Assignee and Assignor and the execution and delivery by the Landlord of the consent of the Landlord annexed hereto.

     4. Miscellaneous. This Agreement shall be governed by the laws of the State of California and may not be amended except by a document signed by all parties hereto.

     5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument.

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                                                                               3

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date and year first above written.

                                           ASSIGNEE:

                                           BRISTOL-MYERS SQUIBB PHARMA
                                           COMPANY



                                           By: _________________________
                                               Name:
                                               Title:

                                           ASSIGNOR:

                                           DELTAGEN RESEARCH
                                           LABORATORIES, LLC



                                           By: _________________________
                                               Name:
                                               Title:

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                                                                               4

                                Landlord Consent

     LMC-EXECUTIVE INVESTMENT COMPANY, LLC, a California limited liability company, as successor to both LMC-Shoreham Investment Company, LLC and Convoy Court Investment Company, LLC, both California limited liability companies, as tenants-in-common ("Landlord"), through its authorized representative, hereby consents to the assignment by DELTAGEN RESEARCH LABORATORIES, LLC, a Delaware limited liability company, f/k/a BMSPRL, L.L.C., a Delaware limited liability company, as successor by conversion pursuant to Section 266 of the Delaware General Corporation Law to Bristol-Myers Squibb Pharma Research Labs, Inc., a Delaware corporation, f/k/a Dupont Pharmaceuticals Research Laboratories, Inc., a Delaware corporation, f/k/a CombiChem, Inc., a Delaware corporation (the "Assignor") of its interest as tenant under that certain lease dated February 23, 1999 (the "Lease") between Assignor and Landlord to BRISTOL-MYERS SQUIBB PHARMA COMPANY, a Delaware general partnership formerly known as Dupont Pharmaceuticals Company ("BMS Pharma"), in accordance with the terms of the attached Lease Assignment and Assumption Agreement (the "Assignment") and the Lease. Landlord confirms that as of the Effective Date of the Assignment, it is the landlord under the Lease, the Lease has not been amended or modified, the Landlord is holding a security deposit in the amount of $191,250 under the Lease, the Lease is in full force and effect and, to the best knowledge of the Landlord, except for (i) the failure of tenant to pay $296,422.61 of the rent and other charges due under the Lease on February 1, 2003 and (ii) ongoing discussions between the landlord and the tenant with respect to approximately $250,000 in accrued utility charges, the tenant is not in default thereunder. The next installment of rent and other charges payable under the Lease is due on March 1, 2003, the Effective Date.


                                        LMC-EXECUTIVE INVESTMENT COMPANY, LLC


                                        By:_________________________
                                            Name:
                                            Title:

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                                                                               5

                                                    STATE OF NEW YORK   )
                                                                        )
                                                    COUNTY OF NEW YORK  )


     On __________________, before me, _________________, Notary Public, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     ________________________________________     [SEAL]


STATE OF CALIFORNIA )
                    )
COUNTY OF           )


     On ____________________, before me, _________________________, Notary
Public, personally appeared _____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     ________________________________________     [SEAL]

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                                                                               6

STATE OF CALIFORNIA )
                    )
COUNTY OF SAN DIEGO )


     On _________________________, before me, _______________________, Notary
Public, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     ________________________________________     [SEAL]

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                                                                               7

                                                                       Exhibit A

                          Legal description of the Land
                              affected by the Lease

          Lot 2 of Nexus Technology Centre Unit No. 1, in the City of San Diego, County of San Diego, State of California, according to Map thereof No. 11876, filed in the Office of the County Recorder of San Diego County, August 7, 1987.